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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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South Dakota Soybean Processors, LLC
100 Caspian Avenue, P. O. Box 500
Volga, South Dakota 57071

Dear Members of South Dakota Soybean Processors, LLC:

        This Notice and Information Statement is being mailed to you to announce the Annual Meeting of Members of South Dakota Soybean Processors, LLC (SDSP) to be held at 7 pm on June 29, 2004 at Brookings Inn in Brookings, South Dakota. We encourage you to carefully review the enclosed Notice of Annual Meeting and Information Statement to attend the Annual Meeting.

        Items to be considered at the meeting include member proposals regarding changes to the term limit provisions for members of the Board of Managers in our Operating Agreement, as well as other, more technical, amendments to our Operating Agreement. We will also be electing seven members of the Board of Managers, including selecting between a number of nominees for several of the districts.

        We will NOT be soliciting voting by written ballots in advance of the meeting and therefore strongly encourage you to attend the Annual Meeting and submit your vote. Your attendance at the annual meeting is very important as that is the only way you will be able to vote. Feel free to call us at (605) 627-9240 if you have any questions.

ON BEHALF OF THE BOARD OF MANAGERS

/s/ Paul Casper

Paul Casper
President of the Board of Managers

Volga, South Dakota

June 2, 2004

South Dakota Soybean Processors, LLC
100 Caspian Avenue, P.O. Box 500
Volga, South Dakota 57071

NOTICE OF ANNUAL MEETING OF MEMBERS
TO BE HELD ON
JUNE 29, 2004

Members of South Dakota Soybean Processors, LLC:

        Notice is hereby given that the Annual Meeting of Members of South Dakota Soybean Processors, LLC will be held at 7 pm on June 29, 2004 at Brookings Inn located at 2500 East 6th Street, Brookings, South Dakota, 57006 for the purpose of taking the following action:

  1.
  Receiving the report of management on the business of SDSP and SDSP's audited financial statements for the fiscal year ended December 31, 2003, together with the report thereon of Eide Bailly LLP, the Company's independent accountants;

  2.
  Voting on member proposals related to the term limit provisions for the Board of Managers in our Operating Agreement;

  3.
  Electing seven members of the Board of Managers from the following nominees:

District 1	Bryce Loomis
District 2	Dale G. Williams, Larry Goodroad, Laron Krause
District 3	Corey Schnabel (Mr. Schnabel will only be eligible if the term limits are changed.)
District 4	Peter Kontz
District 5	Glen Talsma, Dean Christopherson, Irwin Raak
District 6	Anthony Van Uden
District 7	Wayne Enger, Bryan Bursack
  4.
  Approving other amendments to our Operating Agreement previously adopted by the Board of Managers; and

  5.
  To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

        Only those members of record on May 20, 2004 shall be entitled to notice of and to vote in person at the Meeting and any adjournments thereof. The Information Statement which accompanies this notice contains additional information regarding the proposals to be considered at the Meeting and members are encouraged to read it in its entirety.

        All members are cordially invited and encouraged to attend the Annual Meeting and to cast your member vote in person. Your attendance at the Annual Meeting is important to help assure the presence of a quorum at the Annual Meeting. If you have any questions regarding the Information Statement, please call us at (605) 627-9240.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Paul Casper

Paul Casper
President of the Board of Managers

Volga, South Dakota

June 2, 2004

EACH MEMBER IS STRONGLY URGED TO ATTEND THE ANNUAL MEETING IN ORDER TO VOTE.

South Dakota Soybean Processors, LLC
100 Caspian Avenue, P. O. Box 500
Volga, South Dakota 57071

INFORMATION STATEMENT
ANNUAL MEETING OF MEMBERS
JUNE 29, 2004

VOTING INFORMATION

        You may only cast your membership vote by attending the Annual Meeting of Members of South Dakota Soybean Processors, LLC (SDSP) to be held at 7 pm on June 29, 2004, at Brookings Inn located at 2500 East 6th Street, Brookings, South Dakota or at any adjournment thereof.

Outstanding Capital Units and Voting Rights

        Members of record at the close of business on May 20, 2004 are entitled to vote at the Annual Meeting. We had 28,258,500 Class A Capital Units issued and outstanding on that date, held by 2,098 members. One hundred and ten members (110) must be present at the Annual Meeting, in person, to have a quorum of members at the Annual Meeting. Abstentions will be treated as being present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.

        Each member may only cast one vote on each matter coming to a vote of the members, regardless of the number of capital units owned by such member. A more detailed explanation of your voting rights and the procedures for voting at the Annual Meeting can be found below under the "Voting Procedures" description within the description of each item to be presented to the member.

        This Information Statement is being mailed to our members on or about June 2, 2004. Our 2003 Annual Report on Form 10-K is also being mailed to members with this Information Statement.

Attendance and Voting at the Annual Meeting

        You are only entitled to vote at the Annual Meeting by attending the meeting and submitting your vote in person. We are NOT soliciting mail-in ballots or proxies in advance of the Annual Meeting. We strongly encourage you to attend the Annual Meeting and vote your capital units at the Annual Meeting. We are not asking you for a proxy or a ballot and you are requested not to send us a proxy or a ballot. YOU MAY ONLY VOTE BY ATTENDING THE ANNUAL MEETING.

        If you have any questions regarding the information in this Information Statement, please call Beverly Kleinjan at (605) 627-9240.

MATTERS TO BE VOTED UPON

MEMBER PROPOSALS

        The first items for consideration at the Annual Meeting are two proposals relating to the term limit restriction on members of the Board of Managers contained in our Operating Agreement. The Operating Agreement currently provides for a three consecutive three-year term limit. The first proposal recommends that the term limit provision be removed in its entirety and the second proposal recommends that the term limit provision be amended to provide for a four consecutive three-year term limit rather than the current three consecutive three-year term limit. The Board of Managers has not taken a position on recommending either of these proposals to the members.

Member Proposal to Remove Term Limit Provision

        Loren Tusa, whose address is 77126 600th Avenue, Alpha, Minnesota 56111-9708 and who is the owner of 9,000 capital units, and Larry and Janet Winkelman, whose address is 46365 201st Street, Bruce, South Dakota 57220-5111 and who are the joint owners of 15,000 capital units submitted the following resolution:

          WHEREAS, Section 8.4(b) of SDSP's Operating Agreement prohibits any member of the Board of Mangers (the "Board") from serving more than three consecutive three-year terms on the Board (hereinafter referred to as the "Board Term Limits").

          WHEREAS, if Section 8.4(b) is not amended, the Board will experience excessive and undue turnover between 2004 and 2006. Of the 21 current members on the current Board, 16 will be subject to Board Term Limits by 2006, representing a 76% turnover in less than three years.

          WHEREAS, SDSP may incur hardship if Section 8.4(b) is not amended to remove or alter the Board Term Limits.

          THEREFORE BE IT RESOLVED: The Members of SDSP vote to amend Section 8.4(b) of SDSP's Operating Agreement to remove the Board Term Limits.

          SUPPORTING STATEMENT

          SDSP needs continuity and stability among its Board of Mangers to be an effective company. The Board Term Limits, however, prevent SDSP from achieving this objective because 76% of the current Board members will be subject to the Board Term Limits in the next three years. In addition, if the Board Term Limits are not removed, SDSP may experience difficulty filling Board seats in the next three years given the location of SDSP, the size of the Board, the nature of SDSP's business and location of its Members. Finally, the Members of SDSP should be the ultimate decision-makers on whom should serve on the Board, as it should not be based on how long a member of the Board has served.

          THEREFORE, please vote FOR this Resolution.

Member Proposal to Extend Term Limit Provision to Four Terms

        Rick Petersen, whose address is 37209 280th Street, Redwood Falls, Minnesota 56283-2702 and who is the owner of 7,500 capital units, and Michael Petersen, whose address is 30693 Magnolia Avenue, Redwood Falls, Minnesota 56283-9353 and who is the owner of 7,500 capital units submitted the following resolution:

          WHEREAS, Section 8.4(b) of SDSP's Operating Agreement prohibits any member of the Board of Mangers (the "Board") from serving more than three consecutive three-year terms on the Board (hereinafter referred to as the "Board Term Limits").

          WHEREAS, if Section 8.4(b) is not amended, the Board will experience excessive and undue turnover between 2004 and 2006. Of the 21 current members on the current Board, 16 will be subject to Board Term Limits by 2006, representing a 76% turnover in less than three years.

          WHEREAS, SDSP may incur hardship if Section 8.4(b) is not amended to remove or alter the Board Term Limits.

          THEREFORE BE IT RESOLVED: The Members of SDSP vote to amend Section 8.4(b) of SDSP's Operating Agreement to increase the Board Term Limits to four consecutive, three-year terms.

          SUPPORTING STATEMENT

          SDSP needs continuity and stability among its Board of Mangers to be an effective company. The Board Term Limits, however, prevent SDSP from achieving this objective because 76% of the current Board members will be subject to the Board Term Limits in the next three years. In addition, if the Board Term Limits are not altered, SDSP may experience difficulty filling Board seats in the next three years given the location of SDSP, the size of the Board, the nature of SDSP's business and location of its Members. By increasing the Board Term Limits to four-consecutive, three-year terms, the process would allow for a more gradual turnover in Board membership.

          THEREFORE, please vote FOR this Resolution.

Voting Procedures on Member Proposals

        Each member is entitled to cast only one vote for each matter to be voted on at the Annual Meeting—regardless of the number of capital units he or she owns. Only members present at the Annual Meeting will be entitled to vote. Provided that a quorum is present at the Annual Meeting, approval by a majority of the members voting on each member proposal is required to adopt the proposed amendment to the Operating Agreement.

        At the Annual Meeting, the members will first be asked to vote on the member proposal to remove the board term limits. If this proposal passes, the member proposal regarding extending the board term limits to four consecutive three-years terms will not be submitted to a vote of the members. However, if the proposal to remove the board term limits does not pass, the member proposal regarding extending the board term limits to four consecutive three-years terms will be presented for a vote by the members.

ELECTION OF MANAGERS

        The second item for consideration at the Annual Meeting is the election of seven members of the Board of Managers to three-year terms. Each District will elect ONE Manager. The elected Managers will serve on the Board until the 2007 Annual Meeting. The following members have submitted nomination petition forms to the Nomination Committee of the Board of Managers that have been approved for presentation to the membership:

Name(s)	District	Geographic Area by State and County
Bryce Loomis	District 1	South Dakota: Brookings
Dale G. Williams Larry Goodroad Laron Krause	District 2	South Dakota: Beadle, Brown, Campbell, Clark, Codington, Day, Deuel, Edmunds, Faulk, Grant, Hamlin, Hand, Hughes, Hyde, Kingsbury, McPherson, Marshall, Potter, Roberts, Spink, Sully, Walworth
Corey Schnabel*	District 3	South Dakota: Aurora, Bon Homme, Brule, Buffalo, Charles Mix, Clay, Davison, Douglas, Hanson, Hutchinson, Jerauld, Lake, McCook, Minor, Sanborn, Turner, Union, Yankton
Peter Kontz	District 4	South Dakota: Lincoln, Minnehaha, Moody
Glen Talsma Dean Christoperson Irwin Raak	District 5	Minnesota: Cottonwood, Jackson, Murray, Nobles, Pipestone, Rock Iowa: All Counties
Anthony Van Uden	District 6	Minnesota: Lincoln, Lyon, Redwood
Wayne Enger Bryan Bursack	District 7	Minnesota: All Other Counties North Dakota: All Counties All Other States

*
Mr. Schnabel will not be eligible for election unless the Operating Agreement is amended to remove or extend the term limits as contemplated by the member proposals discussed above. If neither of the member proposals is passed at the Annual Meeting, the board seat for District 3 will remain vacant pending an appointment of a new manager by the Board of Managers. The appointed manager would serve until the next member meeting at which time the members from District 3 would have the opportunity to elect a new manager or confirm the manager appointed by the Board of Managers.

        The Board of Managers has not taken a position on recommending any of the above nominees for election by the members.

Voting Procedures for Election of Managers

        Each member is entitled to cast only one vote for each matter to be voted on at the Annual Meeting—regardless of the number of capital units he or she owns. Each member will elect ONE Board nominee from his or her geographic district only. Only members present at the Annual Meeting will be entitled to vote. Provided that there is a quorum, the person receiving a plurality of the votes cast for his or her geographic district will be elected.

        The voting district for individual members is determined by the location of your residence, and members that are partnerships, firms, corporations, unincorporated associations, or cooperatives are included in the district where your chief executive office is located. If your residence or chief executive office is outside South Dakota, Minnesota, Iowa or North Dakota but you have a farming operation in one of those states, then you are assigned to the district in which your farming operation is located. If you do not have a residence, chief executive office, or farming operation in South Dakota, Minnesota, Iowa, or North Dakota, then you are assigned to District 7.

Information About Nominees

        The following table sets forth certain information, with respect to the nominees for manager of the Company. The number of capital units beneficially owned by the nominees for manager and the continuing managers is set forth above under "Security Ownership of Certain Beneficial Owners, Management and Nominees."

Name, Address, Telephone and Board Position, if any	Age	Board Member Since	District	Occupation and Background
Bryce Loomis 19989 464th Ave. Bruce, SD 57220-5113	61	1998	1	Bryce has been a farmer and seed sales representative for the past 36 years. He belongs to the National Corn Growers Association, the South Dakota Soybean Producers Association, and the Farm Bureau.
Laron Krause 47244 181st St. Clear Lake, SD 57226	43	—	2
				Laron has been a farmer for the past 26 years. He is a member of the South Dakota Soybean Association and a former president of the South Dakota Soybean Association, and a member of the Deuel County Memorial Hospital Board of Directors. Laron is a member of the South Dakota Corn Growers and the South Dakota Pork Producers. Laron graduated from Canby Vocational Tech in Canby, MN in 1980 with a degree in Production Agriculture.
Dale G. Williams 19151 465th Ave. Estelline, SD 57234-6029	53	—	2
				Dale has been a farmer for the past 28 years. He is currently a board member of Glacial Lakes Corn Processors in Watertown, South Dakota and H-D Electric in Clear Lake, South Dakota. Dale is also a former board member of Estelline Elevator and Hamlin County FSA. Dale graduated from Watertown Vocational Tech in Watertown, SD in 1971 with a degree in auto mechanics.
Larry Goodroad 18757 475th Ave. Clear Lake, SD 57226	55	—	2
				Larry has been a farmer for the past 30 years. He also has a farm and crop insurance agency, Goodroad Farm & Crop Insurance. He is a former council director of the Deuel County Pork Producers Association and a past president of his local church. Larry graduated from Northern State University in Aberdeen, SD in 1971 with a degree in business administration.

Corey Schnabel Secretary 43555 273rd St. Freeman, SD 57029-9760	45	1994	3
				Corey has been a farmer for the past 24 years. He is also a Grandview Township Supervisor. He belongs to the South Dakota and National Corn Growers Association, the South Dakota and American Simmental Association. He is also a former director of the South Dakota Corn Growers Association and National Corn Growers Association. Corey is a graduate of Lake Area Technical Institute in Watertown, South Dakota. He earned an Associate degree in Ag Business in 1980.
Peter Kontz 47068 223rd St. Colman, SD 57017	61	1998	4
				Peter has been a farmer for the past 37 years. He is a member of the South Dakota Cattlemen's Association (Treasurer for four years), South Dakota Corn Growers Association, and the South Dakota Soybean Association. He attended the School of Agriculture in Brookings, SD.
Irwin Raak 2254 70th Ave. Jasper, MN 56144	66	—	5	Irwin has been a farmer for the past 46 years. He belongs to the Bethel Christian Reformed Church in Edgerton, MN.
Glen Talsma 716 50th Ave. Lake Wilson, MN 56151	53	—	5
				Glen has been a farmer for the past 30 years. He is a supervisor on the Chanarambie Township Board. Glen graduated from Worthington Junior College in Worthington, MN in 1970 with an associate's degree.
Dean Christopherson 32732 Quine Ave. Worthington, MN 56187	56	—	5
				Dean has been a farmer for the past 32 years. He is president of Nobles County Farm Bureau and a 4-H leader. He is a past director of SouthWest Farm Management and AMPI. Dean is a trustee and committee member of First Covenant Church in Worthington, MN. He attended Worthington Community College for two years and the University of Minnesota for one year.
Anthony Van Uden 3461 300th Ave. Cottonwood, MN 56229	66	1996	6
				Anthony has been a farmer for the past 44 years. He is a member of Minnesota Soybean Association, and the American Legion. He is a past Director of the Farmers Elevator Company, Cottonwood, MN, Lucas Town board, as Chairman, and the Lyon County Planning and Zoning Committee.

Wayne Enger 2090 180th Street Madison, MN 56256	51	—	7
				Wayne has been a farmer for the past 30 years. He is secretary of the State Line Farmers Cooperative Elevator and was a board member of the Lac Qui Parle County Soybean Producers. Wayne has served as president and treasurer of the Midwest Cattlemen's Association and is a former member of the Garfield Lutheran Church Board. Wayne graduated from University of Minnesota-Morris in 1975 with a bachelor's degree in mathematics and German literature.
Bryan Bursack 2374 - 230th St. Canby, MN 56220	41	—	7	Bryan has been a farmer for the past 23 years. Bryan is a former director and president of Canby Farmers Grain. Bryan graduated from Canby Vo-Tech College in Canby, MN as a diesel mechanic.

APPROVAL OF AMENDMENTS TO OPERATING AGREEMENT

        The third item for consideration at the Annual Meeting is the ratification of two amendments to the Operating Agreement that have been previously adopted by the Board of Managers. Under Section 14.11of the Operating Agreement, the Board of Managers may amend the Operating Agreement, provided that any such amendment is approved by the Members at the next annual meeting. The Board of Managers has adopted the following amendments to the Operating Agreement since the last annual meeting and recommends they be approved by the Members.

Clarification Regarding Dispositions

        In August 2003, the Board of Managers adopted the following amendment to Section 4.1 of the Operating Agreement. The amendment was intended to clarify the timing upon which dispositions of capital units would be effective and to confirm that a disposition by a member of capital units would include the proportionate disposition of the member's capital account as required by the applicable tax laws.

          RESOLVED, that Section 4.1(b) of the Company's Operating Agreement shall be and hereby is deleted, replaced and superceded in its entirety by the following:

            The Board of Managers shall not approve, and the Company shall not recognize for any purpose, any purported Disposition of a Capital Unit unless and until the other applicable provisions of this Article 4 have been satisfied, all conditions have been satisfied under the Capital Units Transfer System, and the Company has received all required documentation in the form adopted by the Board of Managers. If the Person acquiring the Capital Units in the Disposition is not a Member, then such Person must also comply with Section 3.3 of this Operating Agreement. Dispositions of Capital Units, and the resulting admissions of new Members, if applicable, are effective as of the first day of the Quarter following the Quarter in which such matters are approved by the Board of Managers. Upon the Disposition of all or a portion of a Member's Capital Units, the Company shall transfer to the Member or Members who have acquired the Capital Units that proportion of the capital account of the Member effecting the Disposition which relates to the transferred Capital Units, including amounts representing previously earned but undistributed income and gains. No partial Capital Units may be subject to a Disposition. If a Person becomes the beneficial holder of

    Capital Units but has not become a Member (whether due to such Person's failure to sign this Operating Agreement or the Board of Managers' refusal to accept such Person as a Member upon a Disposition of Capital Units), such Person shall receive the allocations of income, gain, losses, deductions, credits and distributions in accordance with Article 6 of this Operating Agreement until such time as the Person becomes a Member or until such Person's Capital Units are redeemed in accordance with Section 4.3 of this Operating Agreement. Such Person shall have no voting rights until such time as the Person becomes a Member and complies with this Section 4.1.

        The Board of Managers recommends that you vote FOR approval of this amendment to the Operating Agreement.

Clarification Regarding Member Voting

        In April 2004, the Board of Managers adopted the following amendment to Section 3.9 of the Operating Agreement. The amendment was intended to clarify that members may take action by a vote of a majority of the members voting at any meeting consistent with the original intent of the Operating Agreement.

          RESOLVED, that Section 3.9 of the Company's Operating Agreement shall be and hereby is deleted, replaced and superceded in its entirety by the following:

          3.9    Classes and Voting.    Unless the Articles state to the contrary or as provided by this Operating Agreement, or any amendment hereto, there shall be one class of Members. The Board of Managers may establish additional classes or groups of one or more Members.

            (a)   Class A Members.    Class A Members shall be entitled to vote on all matters coming to a vote of the Class A Members. Each Class A Member may cast only one vote on each matter brought to a vote of the Class A Members, regardless of the number of Class A Capital Units owned. All matters to be voted upon by the Class A Members shall require the affirmative vote of the majority of the Class A Members voting on the matter at hand, except that (i) for matters to be voted upon under Section 3.9(b)(i)(ii) and (iii), a Super Majority Vote of the Class A Members voting on the matter at hand shall be the Act of the Class A Members and (ii) the election of individuals serving on the Board of Managers under Section 3.9(b)(iv) shall be determined by a vote of the plurality of the Class A Members voting from the individuals' respective geographic districts in accordance with Section 8.4(a).

            (b)   Voting.    Members shall only be entitled to vote on the following matters: (i) the merger or consolidation of the Company with another business entity or the exchange of interests in the Company for interests in another company; (ii) the sale, lease, exchange or other disposition of substantially all of the Company's assets; (iii) voluntary dissolution of the Company; (iv) the election and removal of individuals serving on the Board of Managers; (v) an increase or decrease in the number of individuals serving on the Board of Managers; (vi) a change in the geographic boundaries of the districts from which Managers are elected; (vii) an amendment to the Articles or this Operating Agreement, (viii) other matters that are not the responsibility of the Board of Managers as provided herein; and (ix) any matters referred to a vote of the Members by the Board of Managers.

        The Board of Managers recommends that you vote FOR approval of this amendment to the Operating Agreement.

Amendment Regarding Beneficial Holders

        In addition to the above amendments, the Board of Managers has authorized the officers of the Company to prepare an amendment to the Operating Agreement to expressly state that the Company will not recognize any purported transferee's right to receive allocations or distributions unless and until the Company has been provided with such information and representations as are adequate to establish, to the Company's satisfaction, that the purported transfer is covered by the Internal Revenue Service's safe-harbor for private transfers. This authorization was provided in connection with the Company's request for a private letter ruling from the IRS to establish that its proposed form of capital units transfer system and third-party trading service will be covered by certain IRS safe-harbors for publicly traded partnerships. The amendment is intended to clarify that anyone who acquires capital units without complying with the Company's procedures will not only be denied membership and not receive the right to vote, but will also not have the right to receive allocations and distributions unless and until the procedures are satisfied and the safe harbor conditions are met. The officers of the Company are currently finalizing the text of the amendment in consultation with counsel and the IRS and plan to present the text of the proposed amendment to the Board for adoption, subject to ratification by the members at the annual meeting if it is finalized by that time or at the next annual meeting if the amendment is not finalized prior to the annual meeting.

Voting Procedures for Ratification of Amendments of Operating Agreement

        As stated above, each member is entitled to cast only one vote for each matter to be voted on at the Annual Meeting—regardless of the number of capital units he or she owns. Only members present at the Annual Meeting will be entitled to vote. Provided that a quorum is present at the Annual Meeting, approval by a majority of the members voting on the ratification is required to ratify each amendment.

BOARD OF MANAGERS AND COMMITTEES

        The table below describes important information about the members of the Board of Managers that are not subject to reelection at the 2004 Annual Meeting and are continuing in office. Messrs. Paul Casper, James Call, and Robert Nelsen have decided not to seek re-election.

Name, Address, Telephone and Board Position, if any	Age	Board Member Since	Current Term Expiring	Occupation and Background
Paul Barthel 22308 486th Ave. Elkton, SD 57026	35	1996	2006	Paul has been a farmer for the past 18 years. He is a member of the South Dakota Soybean Association, and the South Dakota Corn Growers. Paul graduated from South Dakota State University in Brookings, SD in 1992 with a major in Ag Business and minor in Agronomy.
Dan Feige 45974 232nd St. Wentworth, SD 57075-9644	49	1996	2005
				Dan has been a farmer for the past 22 years. He is a member of the National Corn Growers Association, the American Soybean Association, and a director on the South Dakota Soybean Association. He is a past delegate for Associated Milk Producers. Dan attended the University of South Dakota in Springfield, South Dakota and received an Associate Degree in Diesel Technology with a minor in Education and Business.
Marvin Goplen 1671 270th Ave. Canby, MN 56220 (507) 223-7391	69	1995	2005
				Marvin has been a farmer for the past 46 years. He is a member of the Farm Bureau, and the Minnesota Soybean Association. He is a Director of the Minnesota State Plowing Organization, and a member of the National Plowing Organization. Marvin attended the University of Minnesota, St. Paul, MN for 2 years concentrating in Agriculture

Ryan J. Hill 78588 330th Ave. Worthington, MN 56187-9402	55	1995	2006
				Ryan has been a farmer for the past 30 years. He belongs to the National and Minnesota Corn and Soybean Growers Associations. Ryan attended Worthington Junior College, and participated in the U.S. Navy Engineering metallurgy program in 1969.
Marvin Hope Vice President 45886 217th St. Volga, SD 57071-9355	67	1994	2005
				Marvin has been a farmer for the past 46 years. He is a member of the South Dakota Soybean Association, and the American Soybean Association. He belongs to the National Corn Growers Association and the Farm Bureau. Marvin attended the Lutheran Bible Institute in Minneapolis, MN in 1956 and 1957.
James H. Jepsen 48480 231st St. Flandreau, SD 57028-6631	47	1996	2005
				James has been a farmer for the past 28 years. He is currently a member and was the former President of the South Dakota Soybean Association. Jim attended South Dakota State University in Brookings, SD and received an Associate of Arts Degree in Agriculture and General Ag in 1977.
Gerald Moe 21469 452nd Ave. Arlington, SD 57212 (605) 983-5949	67	1994	2005
				Gerald is a retired farmer, and was an active farmer for 45 years prior to retirement. He also has been a District Sales Manager for a major seed company for 10 years in the past. He is a member of the American Soybean Association, as well as a member of the Board of Directors for the Citizens State Bank in Arlington, SD. Gerald attended Augustana College for one year in Sioux Falls, SD.
Dale Murphy 102 E. 2nd Ave. PO Box 686 White, SD 57276 (605) 629-6181	73	1994	2006
				Dale is a retired farmer, and was an active farmer for the previous 38 years. He was a director of the First National Bank in White, SD during 1987-1999. Dale attended Nettleton Commercial College in Sioux Falls, SD and earned a certificate in auditing and accounting in 1957.
Maurice Odenbrett 2778 41st St. Fulda, MN 56131 (507) 425-2624	58	1995	2005	Maurice has been a farmer for the past 39 years. He is a supervisor for the Belfast Township and serves as Vice Chairperson for the Murray County Township association.
Daniel Potter 31012 County Highway 6 Redwood Falls, MN 56283	72	1995	2006
				Daniel has been a farmer for the past 52 years and is a 50% owner of Potterosa Farms, Inc. He belongs to the Redwood County Cattlemen's Association, and the National Cattlemen's Association. He is also a supervisor of the Redwood Soil and Water Conservation District and chairs the church Admin Council.
Rodney Skalbeck 80903 160th St. Sacred Heart, MN 56285 (320) 765-2542	70	1995	2006
				Rodney has been a farmer for the past 51 years. He belongs to the Farmers Union, Land Stewardship Project and is a former Director of the Farm Credit association where he has had positions as chairman and vice chairman. He is also a former school board member and church board member and treasurer.

Lyle R. Trautman 409 Lakeview St. Box 83 Lake Benton, MN 56149	50	1996	2005
				Lyle has been a farm operator and manager for the past 31 years. He is a member of the Lincoln County Soybean Growers Association, the Minnesota Soybean Growers Association, and the Minnesota Corn Growers Association. He is also a member of the Lake Benton City Council. Lyle attended Mankato State College for two years, and University of Minnesota for two quarters.
Delbert Tschakert 16150 442nd Ave. Florence, SD 57235	48	1994	2006
				Delbert has been a farmer for the past 26 years, producing corn, soybeans, and hay commodities. He is a member of the South Dakota Soybean Association, the South Dakota Corn Growers Association, and former President of the South Dakota Soybean Association. Delbert is a graduate of South Dakota State University in Brookings, SD. In 1977, he received his BS in Ag Communications with a minor in Economics.
Ardon Wek 43958 288th St. Freeman, SD 57029	46	1996	2006
				Ardon has been a farmer for the past 26 years. He is a member of the South Dakota Corn Growers, and the South Dakota Soybean Association. Ardon graduated from Mitchell Technical College in Mitchell, SD. His major was Architectural Drafting, and Building Construction.

Compensation of Board of Managers

        Members of the Board of Managers are currently provided a per diem payment for services performed in the amount of $150 for each function requiring more than four hours, and $75 for each function requiring less than four hours. In addition to the per diem fee, mileage reimbursement is provided at current IRS rates.

Committees of Board of Managers

        The Board of Managers has formed the following committees: finance and audit committee, nomination committee, governance committee, public relations committee, and planning committee.

Board Meetings

        The Board of Managers held 12 regularly scheduled meetings during the fiscal year ended December 31, 2003. Except for Jim Call and Paul Casper, each Manager attended at least 75% of the meetings of the Board of Managers and the committees of which each was a member during the fiscal year ended December 31, 2003. All of the managers attended the annual meeting held in June 2003. The Board encourages its members to attend the annual meeting of members.

Audit Committee

Composition, Charter and Meetings

        Our Audit Committee reviews the services provided by our independent auditors, consults with our independent auditors, and reviews the need for internal auditing procedures and the adequacy of internal controls. The current members of the Audit Committee are Daniel Potter, who serves as the chairperson of the committee, Maurice Odenbrett, Anthony Van Uden, Paul Casper, Paul Barthel, and Ardon Wek. We believe that the members of the Audit Committee are independent within the meaning of the rules of the NASDAQ Stock Market. The Audit Committee held 12 meetings during the fiscal year ended December 31, 2003.

        The Audit Committee acts under an Audit Committee Charter which is reviewed annually by the Audit Committee. The Audit Committee Charter was adopted on May 21, 2004. The full text of the Audit Committee Charter is attached to this Proxy Statement as Annex 1. The Audit Committee Charter is used by the Audit Committee to guide its activities.

Audit Committee Report

        The following report was delivered to our Board of Managers by the Audit Committee on February 17, 2004. The following Audit Committee report shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the report by reference in any such document.

        The Audit Committee reviews our financial reporting process on behalf of the Board of Managers. Our management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2003. The Audit Committee has discussed with Eide Bailly LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Eide Bailly LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Managers that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                      THE AUDIT COMMITTEE
                      Daniel Potter, Chair
                      Paul Barthel
                      Paul Casper
                      Maurice Odenbrett
                      Anthony Van Uden
                      Ardon Wek

Independent Accountants

        The fees paid to Eide Bailly LLP in 2003, by category, were as follows:

Audit fees	$53,234
Audit-related fees (essentially, assurance and related services related to the audit)	$2,985
Tax fees	$23,447
All other fees	$4,679

        "Audit related fees" were for out-of-pocket expenses. "All other fees" were for the fees associated with the acquisition of the Urethane Soy Systems Company, Inc.

        The fees paid to Eide Bailly LLP in 2002, by category, were as follows:

Audit fees	$137,406
Audit-related fees (essentially, assurance and related services related to the audit)	$14,204
Tax fees	$2,756
All other fees	$14,112

        "Audit fees" for 2002 including audit fees related to our reorganization from a cooperative to an LLC and the conversion of our year-end from August 31st to December 31st. "All other fees" were for fees related to diligence conducted prior to our acquisition of a majority interest in USSC.

        The Audit Committee Charter provides that the Audit Committee shall approve in advance any fees related to non-audit services. Accordingly, our auditor submits to the Audit Committee a notice of services proposed to be provided and the associated fees prior to the provision of any non-audit services. During 2003, all such non-audit fees were pre-approved by the Audit Committee.

Nomination Committee

        In March 2004, we established a Nomination Committee and adopted a Nomination Committee charter that is available for review on our website at http://www.sdsbp.com. The members of the Nomination Committee for the 2004 Annual Meeting were James Call, Ryan Hill, and Robert Nelsen. New members will be selected for the Nomination Committee for the 2005 Annual Meeting. Because it was not formed until March 2004, the Nomination Committee did not hold any meetings during the fiscal year ended December 31, 2003. The Nomination Committee reviews the nomination petition forms submitted by members and may search for and contact potential nominees for positions on the Board of Managers. We believe that the members of the Nomination Committee are independent within the meaning of the rules of the NASDAQ Stock Market.

Nomination of Directors

        A member who wishes to recommend a prospective nominee for the Board of Managers should send a letter to the attention of the Nomination Committee. The letter should include whatever supporting material the member considers appropriate. Nominations for election to the Board to be considered at the 2005 Annual Meeting must be submitted in writing to the South Dakota Soybean Processors, LLC Nomination Committee at our office, PO Box 500, 100 Caspian Ave., Volga, South Dakota 57071-0500 no earlier than January 1, 2005 and no later than March 31, 2005.

        Once the Nomination Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to or known by the Nomination Committee, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the following factors:

  •
  the need for additional Board of Director members to fill vacancies; and

  •
  the likelihood that the prospective nominee can satisfy the evaluation factors described below.

        If the Nomination Committee determines (in consultation with the other managers as appropriate) that additional consideration is warranted, it may gather additional information about the prospective nominee's background and experience. The Nomination Committee then evaluates the prospective nominee against the standards and qualifications it determines are relevant, including his or her:

  •
  experience in the Company's core business or ancillary markets;

  •
  ability to represent the interests of the members of the Company;

  •
  standards of integrity, commitment and independence of thought and judgment; and

  •
  ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

        The Nomination Committee also considers such other relevant factors as it deems appropriate, including:

  •
  the current composition of the Board of Managers, and the extent to which the prospective nominee would contribute to the range of talent, skill and expertise appropriate for the Board of Managers; and

  •
  the evaluations of other prospective nominees.

        After completing this evaluation, the Nomination Committee determines whether or not a nominee should be presented for election by the members. The same standards and processes are applied to nominees identified by the Nomination Committee or members.

Communications With Board

        Members and other parties interested in communicating directly with the Board of Managers may do so by writing to the Board of Managers at the Company or to an individual member of the Board of Managers.

Compensation Committee

        There is no standing compensation committee of the Board of Managers.

MANAGEMENT AND EXECUTIVE OFFICERS

        The following individuals serve as our executive officers in the capacities listed. These officers serve at the discretion of the Board of Managers and can be terminated without notice. There is currently a vacancy in our chief financial officer position. Our management and key personnel along with the assistance of outside advisors are assuming the functions that our chief financial officer previously performed. We are evaluating our needs to determine whether we will hire a person to serve as our chief financial officer.

Name	Age	Position
Rodney G. Christianson	50	Chief Executive Officer
Thomas J. Kersting	41	Commercial Manager

        Rodney G. Christianson, Chief Executive Officer.    Rodney joined us as the Chief Executive Officer when operations began in 1996. With 20 years of service with Cargill, Inc. in its Food, Industrial, and Oilseed Sectors, Rodney came to us with significant operational and managerial experience in the U.S. and Brazil. A member of the management team for the Greenfield construction and start up of Cargill's sunflower plant in West Fargo, North Dakota, Rodney's experience helped direct our difficult startup toward a financially successful first year of operations.

        Rodney is a Minnesota farm native, and received his B.S. in Engineering from North Dakota State University. He holds a Professional Engineer's License.

        Rodney has complete responsibility for our operations.

        Thomas J. Kersting, Commercial Manager.    Tom joined us as the Procurement Manager when operations began in 1996, and since 1998 has served as the Commercial Manager. Tom was affiliated with Harvest States Cooperative from July 1988 until May 1996. Tom held such positions as Market Analyst/Advisor and Head Procurement Merchandiser for Harvest States Cooperative throughout North Dakota, South Dakota, and Minnesota. As a market analyst, Tom assisted grain elevator profitability by using advanced management and marketing techniques while incorporating specific risk management procedures.

        Tom graduated from the University of Minnesota's College of Agriculture with a B.S. in Agricultural Business Administration with an emphasis in operations management. Tom is a licensed commodity broker, and a director of the National Oilseed Processors Association, a voting member of the National Biodiesel Board and our contact for the Chicago Board of Trade.

        Tom is responsible for all futures trading strategies, as well as merchandising commodity products, and soybean and natural gas procurement.

COMPENSATION OF MANAGEMENT AND EXECUTIVE OFFICERS

        Summary Compensation Table.    The following table sets forth all the compensation we paid during the years ended December 31, 2002, 2001 and 2000 to our principal executive officer and each officer or manager who was paid over $100,000 in our last fiscal year (the "named executive officers"). No other officers received total compensation exceeding $100,000 during the year ended December 31, 2003.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compensation ($)
Rodney G. Christianson Chief Executive Officer	2003 2002 2001	200,000 200,000 186,666	36,190 64,528 100,135	3,855 3,625 3,625	— — —	— — —	— — —	3,855 3,597 17,208
Thomas J. Kersting Commercial Manager	2003 2002 2001	103,792 99,167 90,000	12,500 24,000 40,000	— — —	— — —	— — —	— — —	13,299 11,520 9,931
Larry E. Mahlum(1) Operations Manager	2003 2002 2001	96,228 95,000 95,000	8,700 16,000 33,000	— — —	— — —	— — —	— — —	— — —

(1)
Mr. Mahlum retired in January 2004.

        On February 1, 2004, we entered into a four-year employment agreement with Mr. Christianson that expires on January 31, 2008. Under the employment agreement, Mr. Christianson will receive an annual salary of $250,000 through August 31, 2005 and an annual salary of $300,000 for the remaining term of the Agreement. Mr. Christianson is also entitled to receive an incentive bonus equal to one-half of one percent of net income before taxes and member distributions, excluding certain extraordinary items of income and expense, on up to $5.0 million net income, or 1% of net income before taxes and member distributions if net income exceeds $5.0 million. Mr. Christianson may elect to have his incentive bonus paid directly or deferred. Mr. Christianson is also entitled to participate in 401(k), healthcare and other retirement and welfare benefit programs that are generally available to employees and a vehicle to be used for business purposes. Mr. Christianson is entitled to eighteen months of severance pay in the event that we terminate his employment during the term of the agreement, other than for cause. Mr. Christianson's employment contract is terminable at will by the

Board of Managers without cause, and may be terminated by Mr. Christianson with 60 days' notice. The employment agreement also includes a two-year non-competition provision.

        Mr. Kersting has an employment agreement with us that is terminable at will. Mr. Kersting receives a base salary and is entitled to participate in 401(k), healthcare and other retirement and welfare benefit programs that are generally available to employees, including the employee profit sharing program which allocates 4% of net profits over $2 million to all employees other than Mr. Christianson. Individual amounts are allocated and distributed to employees based on a formula that takes into account current salary level, level of responsibility and the impact of the employee's position on profits.

        Messrs. Christianson and Kersting also have a deferred compensation plan that provides "phantom" capital units. Messrs. Christianson and Kersting's initial grants under these plans are fully vested. On February 1, 2004, Mr. Christianson received an additional grant under an amended and restated deferred compensation plan. Under both the original and amended plan, we will pay an amount equal to the fair market value of the participant's vested phantom capital units in five annual substantially equal installments beginning upon the earlier of termination of employment with us or his 65th birthday. In lieu of participating in the phantom capital unit plan, Mr. Mahlum receives an amount equal to 2% of the first $10 million, and 1% thereafter, of our net proceeds from the sale of all polyol products for a period of 10 years. However, to date we have not had any significant sales of polyol products and no payments have been made under this agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND NOMINEES

        The following table sets forth the beneficial ownership of our outstanding capital units by our Board members and named executive officers as of May 20, 2004. As of that date, no person beneficially owned more than 5% of our capital units.

Name and Address of Beneficial Owner	Number of Votes Beneficially Owned	Voting Percentage	Number of Capital Units Beneficially Owned	Ownership Percentage
Paul Barthel, Manager	1	*	10,500	*
James Call, Manager(2)	2	*	22,000	*
Paul Casper, President, Manager	1	*	60,000	*
Rodney Christianson, CEO(3)	1	*	10,500	*
Dan Feige, Manager	1	*	30,000	*
Marvin Goplen, Manager(4)	1	*	18,000	*
Ryan Hill, Manager(5)	2	*	22,500	*
Marvin Hope, Vice President, Manager(6)	1	*	56,000	*
Jim Jepsen, Manager	1	*	30,000	*
Peter Kontz, Manager(7)	2	*	99,000	*
Bryce Loomis, Manager(8)	1	*	30,000	*
Gerald Moe, Manager(9)	1	*	45,000	*
Dale Murphy, Manager(10)	1	*	80,000	*
Robert Nelsen, Manager	1	*	21,000	*
Maurice Odenbrett, Manager	1	*	36,000	*
Daniel Potter, Manager(11)	2	*	16,500	*
Corey Schnabel, Secretary, Manager	1	*	15,000	*
Rodney Skalbeck, Manager	1	*	105,000	*
Lyle Trautman, Manager(12)	1	*	13,500	*
Delbert Tschakert, Manager(13)	2	*	42,000	*
Tony Van Uden, Manager	1	*	60,000	*
Ardon Wek, Manager(14)	1	*	30,000	*
Managers and Executive Officers, as a group	27	1.29%	852,500	3.02%

*
Percentage of shares beneficially owned does not exceed 1% of the class.

(1)
The addresses for each of the individual managers listed above is set forth under Board of Managers above.

(2)
Includes 9,000 capital units owned of record by Call Farms, Inc. of which Mr. Call is a co-owner.

(3)
Represents capital units owned of record by Mr. Christianson's wife, Heidi Christianson.

(4)
Represents capital units owned of record by the Marvin and Mary Ann Goplen Revocable Living Trust of which Mr. Goplen is a trustee.

(5)
Includes 10,000 capital units owned of record by Mr. Hill's wife, Naomi Hill.

(6)
Represents capital units owned of record by the Marvin H. Hope Trust of which Mr. Hope is a trustee.

(7)
Includes 53,000 capital units owned of record by Mr. Kontz's wife, Alyce Kontz.

(8)
Represents capital units owned jointly with Mr. Loomis's wife, Georgean Loomis.

(9)
Represents capital units owned jointly with Mr. Moe's wife, Kaye Moe.

(10)
Represents capital units owned of record by the Dale F. Murphy Revocable Trust of which Mr. Murphy is a trustee.

(11)
Includes 7,500 capital units owned of record by Potterosa Farms, Inc. of which Mr. Potter is a co-owner.

(12)
Represents capital units owned jointly with Mr. Trautman's wife, Pam Trautman.

(13)
Includes 17,500 capital units owned of record by Mr. Tschakert's wife, Kay Tschakert.

(14)
Represents capital units owned of record jointly with Mr. Wek's wife, Sheila Wek.

        The following table sets forth the beneficial ownership of our outstanding capital units by the nominees for managers that are not currently members of the Board of Managers as of May 20, 2004.

Name of Beneficial Owner	Number of Votes Beneficially Owned	Voting Percentage	Number of Capital Units Beneficially Owned	Ownership Percentage
Laron Krause	1	*	12,000	*
Dale Williams	1	*	10,500	*
Larry Goodroad	1	*	7,500	*
Irwin Raak	1	*	9,000	*
Glen Talsma	1	*	7,500	*
Dean Christopherson	1	*	30,000	*
Wayne Enger	1	*	10,500	*
Bryan Bursack(1)	1	*	15,000	*

*
Percentage of shares beneficially owned does not exceed 1% of the class.

(1)
Represents capital units owned of record by Bursack Farms of which Mr. Bursack is a co-owner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Paul Casper is Gerald Moe's son-in-law; otherwise, no family relationship exists between any of the nominees, Board members, officers, or key employees.

        The individual Board members, nominees and executive officers of SDSP have not entered into, and do not anticipate entering into, any contractual or other transactions between themselves and SDSP, except for continuing employment agreements, as described above under "Compensation of Management and Executive Officers," and the Operating Agreement of SDSP, and soybean or soybean product sales and purchases that are on the same terms available to the public. The Board Members receive a per diem fee and other reimbursement and compensation for their Board services, as described above under "Board of Managers—Compensation Board of Managers." The executive officers receive compensation as executive officers as described above under "Compensation of Management and Executive Officers."

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Under Section 16(a) of the Exchange Act, our directors, executive officers and any persons holding 10% or more of the common stock are required to report their ownership of our capital units and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish us with copies of such reports. Specific due dates for these reports have been established and we are required to disclose in this report any failure to file on a timely basis by such persons. To our knowledge, based solely upon a review of copies of such reports received by us which were filed with the SEC from January 1, 2003 through May 21, 2004, and upon written representations from such persons that no other reports were required, we believe that all reports required to be filed under Section 16(a) have been timely filed with the SEC.

ANNUAL REPORT

        Our annual report on Form 10-K for the fiscal year ended December 31, 2003, including financial statements, accompanies the mailing of this Information Statement, but it is not deemed a part of this Information Statement.

AUDIT MATTERS

        A representative of the firm of Eide Bailly LLP is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from members. We have not yet selected our principal accountant for the fiscal year ending December 31, 2004. Because our capital units are not publicly traded on an exchange, ratification or approval by our members of the selection of our principal accountants is not required.

MEMBER PROPOSALS

        Any member proposal intended to be considered for inclusion in the Information Statement for presentation at the 2005 Annual Meeting of Members must be received by the Company no later than March 31, 2005. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail—return receipt requested. Members who intend to present a proposal at the 2005 Annual Meeting of members without including such proposal in the Company's Information Statement must provide us with notice of such proposal no later than March 31, 2005. We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

"HOUSEHOLDING" OF PROXY MATERIALS.

        The SEC has adopted rules that permit companies to satisfy delivery requirements for information statements with respect to two or more members sharing the same address by delivering a single information statement addressed to those members. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. We household information materials, delivering a single information statement to multiple members sharing an address unless contrary instructions have been received from the affected members. Once you have received notice from us that we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement, please notify us by sending a written request to South Dakota Soybean Processors, PO Box 500, 100 Caspian Ave., Volga, South Dakota 57071-0500 or by contacting us at (605) 627-9240.

OTHER MATTERS

        The Board of Managers knows of no other matter to be acted upon at the meeting.

BY ORDER OF THE BOARD OF MANAGERS
/s/ PAUL CASPER Paul Casper President of the Board of Managers

June 2, 2004

TO BE CERTAIN THAT YOUR CAPITAL UNITS WILL BE REPRESENTED AT THE 2004 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO ATTEND THE MEETING AND TO VOTE YOUR CAPITAL UNITS.

ANNEX 1

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
FINANCE AND AUDIT COMMITTEE CHARTER

        The Board of Managers (the "Board") of South Dakota Soybean Processors, LLC (the "Company") have established an Audit Committee (the "Audit Committee" or "Committee") to assist the Board in fulfilling its oversight responsibilities. This Audit Committee Charter has been adopted by the Board of the Company effective as of May 21, 2004.

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors.

        The members of the Audit Committee shall meet all legal and regulatory requirements, including those of the Sarbanes-Oxley Act of 2002 (including any rules promulgated by the United States Securities and Exchange Commission thereunder, whether promulgated as of the date of this Charter or subsequent thereto). The members of the Audit Committee shall be members of the Board and shall be independent from the Company's management. Generally, this means they cannot be an employee or consultant of the Company or own a controlling interest in the Company, but it may also bar significant contracting parties such as customers or suppliers, provided that members of the Audit Committee may sell soybeans to the Company or purchase soybean products from the Company on the same terms available to the public.

        The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        The Audit Committee shall make regular reports to the Board.

        The Audit Committee shall:

  1.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  2.
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  3.
  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

  4.
  Review with management and the independent auditor the effect of regulatory and accounting initiatives and requirements as well as off-balance sheet structures on the Company's financial statement, if any.

  5.
  Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  6.
  Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  7.
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  8.
  Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  9.
  Review and oversee the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

  10.
  Approve the fees to be paid to the independent auditor for audit services.

  11.
  Approve the retention of the independent auditor for any non-audit service and the fee for such service.

  12.
  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  13.
  Evaluate together with the Board the performance of the independent auditor. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  14.
  Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

  15.
  Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

  16.
  Review the appointment and replacement of the internal auditing employees, if any.

  17.
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  18.
  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  19.
  Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  20.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  21.
  Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints, comments, concerns, or published reports which raise material issues regarding the Company's financial statements or accounting policies.

  22.
  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

  (a)
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

  (b)
  Any changes required in the planned scope of the internal audit.

  (c)
  The internal audit department responsibilities, budget, and staffing.

  23.
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, if necessary.

  24.
  Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

  25.
  Review with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  26.
  Meet at least quarterly with the chief executive officer and/or chief financial officer and the independent auditor in separate executive sessions.

  27.
  Recommend to the Board guidelines for receiving, recording and treatment of confidential, anonymous complaints from the Company's employees regarding accounting, internal accounting controls, or auditing matters.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Ethics.

QuickLinks

MATTERS TO BE VOTED UPON MEMBER PROPOSALS
ELECTION OF MANAGERS
APPROVAL OF AMENDMENTS TO OPERATING AGREEMENT
BOARD OF MANAGERS AND COMMITTEES
MANAGEMENT AND EXECUTIVE OFFICERS
COMPENSATION OF MANAGEMENT AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND NOMINEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT
AUDIT MATTERS
MEMBER PROPOSALS
"HOUSEHOLDING" OF PROXY MATERIALS .
OTHER MATTERS
ANNEX 1 SOUTH DAKOTA SOYBEAN PROCESSORS, LLC FINANCE AND AUDIT COMMITTEE CHARTER